UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 5, 2005

CENTRA SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27861 (Commission File Number)	04-3268918 (IRS Employer Identification No.)

430 Bedford Street
Lexington, MA 02420
(Address of principal executive offices)

Registrant’s telephone number: (781) 861-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Amendment of a Material Definitive Agreement.

On October 5, 2005, the board of directors of Centra Software, Inc. and American Stock Transfer and Trust Company entered into an amendment to the Rights Agreement dated April 19, 2002. The effect of the amendment is to exclude from the scope of the Rights Agreement the transaction described in the Agreement and Plan of Reorganization entered into among Centra, Saba Software, Inc. and two wholly-owned subsidiaries of Saba on October 5, 2005 (the “Merger Agreement”), with the effect that none of the transactions contemplated by the Merger Agreement will trigger any rights under, or otherwise be affected by, the Rights Agreement.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Number	Title

99.1	Amendment No. 1 to Rights Agreement, dated October 5, 2005, by and between Centra Software, Inc. and American Stock Transfer and Trust Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRA SOFTWARE, INC.

Dated: October 11, 2005	By:	/s/ Leon Navickas
Name: Leon Navickas
Chief Executive Officer

EXHIBIT INDEX

Number	Title

99.1	Amendment No. 1 to Rights Agreement, dated October 5, 2005, by and between Centra Software, Inc. and American Stock Transfer and Trust Company